UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 07, 2023

ASPEN AEROGELS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Forbes Road Building B
Northborough, Massachusetts		01532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 691-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2023, in order to enhance retention incentives, the Board of Directors (the “Board”) of Aspen Aerogels, Inc. (the “Company”) and the Compensation and Leadership Development Committee (the “Committee”) of the Board granted stock options to certain of the Company’s employees pursuant to the terms of the Company’s 2023 Equity Incentive Plan and the applicable award agreements.

The following table sets forth, with respect to each such employee, the number of shares of the Company’s common stock underlying the awards of the stock options granted to such employee.

Name:	Position:	Stock Options:
Donald R. Young	President and Chief Executive Officer	170,000
Virginia H. Johnson	Chief Legal Officer, General Counsel, Corporate Secretary and Chief Compliance Officer	85,000
Gregg R. Landes	Senior Vice President, Operations and Strategic Development	85,000
Ricardo C. Rodriguez	Chief Financial Officer and Treasurer	85,000
Keith L. Schilling	Senior Vice President, Technology	85,000
Corby C. Whitaker	Senior Vice President, Sales and Marketing	85,000
George L. Gould	Chief Technology Officer	85,000

The stock options will cliff-vest on the third anniversary of the grant date, subject generally to the employee’s continuous service through such vesting date. The exercise price for the shares underlying such stock options will be equal to the closing price of a share as of the grant date. The expiration date for any unexercised stock options is no later than ten years from the grant date.

The foregoing description of the terms of the stock options is a summary only, does not purport to be a complete description, and is qualified in its entirety by reference to the full text of the Company’s form of the stock option award agreement as previously filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspen Aerogels, Inc.

Date:	September 8, 2023	By:	/s/ Ricardo C. Rodriguez
		Name:	Ricardo C. Rodriguez
		Title:	Chief Financial Officer and Treasurer